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                                                                   Exhibit 10.23



                               BTI TELECOM CORP.


________________________________________________________________________________


                             AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

                               January 12, 2001

________________________________________________________________________________
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                               BTI TELECOM CORP.

                             AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 12/th/ day of January 2001, by and among BTI Telecom Corp., a North Carolina corporation (the "Company"), Welsh, Carson, Anderson & Stowe VIII, L.P., a Delaware limited partnership, WCAS Information Partners, L.P., a Delaware limited partnership, and BTI Investors LLC, a Delaware limited liability company (collectively, the "WCAS Investor") and Peter T. Loftin ("Loftin" and collectively with the WCAS Investor, the "Investor"). Capitalized terms used herein as defined terms and not otherwise defined shall have the meanings set forth in the Series B Preferred Stock Purchase Agreement entered into among the Company and the WCAS Investor or its Related Agreements (as such term is defined in such Series B Preferred Stock Purchase Agreement).

     WHEREAS, the WCAS Investor previously acquired 200,000 shares of Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of the Company and warrants (collectively, the "Series A Warrant") to purchase up to an aggregate of 4,500,000 shares of Common Stock, no par value per share (the "Common Stock"), of the Company (the "Series A Warrant Stock") pursuant to the terms of a Series A Preferred Stock Purchase Agreement dated as of December 10, 1999 among the Company, FS Multimedia, Inc., a North Carolina corporation, and the WCAS Investor (the "Series A Purchase Agreement");

     WHEREAS, in connection with the purchase of Series A Preferred Stock and the Series A Warrant pursuant to the terms of the Series A Purchase Agreement, the WCAS Investor and the Company previously entered into an Investor Rights Agreement dated as of December 28, 1999 (the "Original Agreement");

     WHEREAS, pursuant to the terms of Series B Preferred Stock Purchase Agreements dated as of January 12, 2001 (together, the "Series B Purchase Agreement"), Loftin, Welsh, Carson, Anderson & Stowe VIII, L.P. and BTI Investors LLC are acquiring shares of Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), of the Company and warrants (collectively, the "Series B Warrants" and, together with the Series A Warrant, the "Warrants") to purchase shares of Common Stock (the "Series B Warrant Stock" and, together with the Series A Warrant Stock, the "Warrant Stock"); and

     WHEREAS, in connection with the execution of the Series B Purchase Agreement, the parties hereto desire to amend and restate the Original Agreement in its entirety, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

     NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company and the Investor hereby agree as follows.

                                   ARTICLE I

                              REGISTRATION RIGHTS
                              -------------------

     The Company hereby grants to each of the Holders (as defined below) the registration rights set forth in this Article I, with respect to the Registrable Securities (as defined below) owned by such Holders.

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following meanings:

     "affiliate" shall have the meaning set forth in Section 4.5.

     "Agreement" shall have the meaning set forth in the recitals hereof.

     "Business Plan" shall have the meaning set forth in Section 3.1(g).

     "Commission" shall have the meaning set forth in Section 1.5(b).

     "Common Stock" shall have the meaning set forth in the recitals hereof.

     "Company" shall have the meaning set forth in the recitals hereof.

     "Demand Registration" shall have the meaning set forth in Section 1.2(a).

     "Fully-Diluted Basis" shall have the meaning set forth in Section 1.13.

     "GAAP" shall have the meaning set forth in Section 3.1.

     "Holder" (collectively, "Holders") means the Investor and each of its assignees who is then a record owner of Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section 1.6(c).

     "Indemnifying Party" shall have the meaning set forth in Section 1.6(c).

     "Initiating Holder(s)" means the Investor or its assignees (excluding Loftin and his assignees) who in the aggregate are holders of at least a majority of the Registrable Securities held by all Holders (other than Loftin) and their assigns.

     "Investor" shall have the meaning set forth in the preamble hereof.

     "Loftin" shall have the meaning set forth in the preamble hereof.

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     "Loftin Holder" means Loftin and each of his assignees who is then a record owner of Series B Preferred Stock.

     "New Securities" shall have the meaning set forth in Section 2.2.

     "Original Agreement" shall have the meaning set forth in the recitals hereof.

     "Outstanding Preferred Stock" means the Series A Preferred Stock and the Series B Preferred Stock.

     "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company or any other entity, or unincorporated organization or a government or agency or political subdivision thereof.

     The term "register" means to register under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws for the purpose of effecting a public sale of securities.

     "Registrable Securities" means (i) all shares of Series A Preferred Stock owned by any Holder; (ii) all shares of Series B Preferred Stock owned by any Holder; (iii) all of the shares of Common Stock issued or issuable upon conversion of the shares of Outstanding Preferred Stock owned by any Holder (the "Conversion Shares"); (iv) all other shares of Common Stock now owned or hereafter acquired by any Holder (other than Loftin and his assignees); (v) all shares of Common Stock issuable with respect to the Warrants; and (vi) any Common Stock or other securities issued in respect of the shares described in clauses (i) through (v) upon any stock split, stock dividend, recapitalization or other similar event; provided that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and (B) the registration rights associated with such securities have not been terminated pursuant to Section
1.13 hereof.

     "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 1.2 or 1.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of listing the Registrable Securities on a securities exchange, reasonable fees and disbursements of one counsel for all the selling Holders (which counsel shall be selected by the Initiating Holders in the case of any registration requested pursuant to Section 1.2), and the expense of any special audits incident to or required by any such registration.

     "Selling Expenses" means all taxes, underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     "Series A Preferred Stock" shall have the meaning set forth in the recitals hereof.

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     "Series A Purchase Agreement" shall have the meaning set forth in the recitals hereof.

     "Series A Warrant" shall have the meaning set forth in the recitals hereof.

     "Series A Warrant Stock" shall have the meaning set forth in the recitals hereof.

     "Series B Preferred Stock" shall have the meaning set forth in the recitals hereof.

     "Series B Purchase Agreement" shall have the meaning set forth in the recitals hereof.

     "Series B Qualified Public Offering" shall have the meaning set forth in
Section 2.5.

     "Series B Warrants" shall have the meaning set forth in the recitals hereof.

     "Series B Warrant Stock" shall have the meaning set forth in the recitals hereof.

     "Warrants" shall have the meaning set forth in the recitals hereof.

     "Warrant Stock" shall have the meaning set forth in the recitals hereof.

     "WCAS Holder" means the WCAS Investor and each of its assignees who is then a record owner of Registrable Securities.

     "WCAS Investor" shall have the meaning set forth in the recitals hereof.

     1.2  Demand Registrations.
          --------------------

          (a)  Demand for Registration.  If the Company shall receive from the
               -----------------------
Initiating Holders a written demand that the Company effect any registration (a "Demand Registration") of the Registrable Securities (including a registration on Form S-3 or any successor form of registration statement) having an anticipated net aggregate offering price (after deduction of Selling Expenses) of at least $25,000,000, the Company will:

               (i) promptly give written notice of the proposed registration to all other Holders; and

               (ii) as soon as practicable, use commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such demand, together with such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand given within twenty (20) days after receipt of written notice of such proposed registration from the Company;

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

     provided that the Company shall not be obligated to take any action to effect any such registration, pursuant to this Section 1.2:

                    (A) except as otherwise provided below, (x) on Form S-1 or any successor form of registration statement, after the Company has effected two (2) such registrations on such form pursuant to this
          Section 1.2 and all of the Registrable Securities included in each such registration have been sold; and (y) on Form S-2, Form S-3 or any successor forms of registration statement, after the Company has effected two (2) such registrations on any such form pursuant to this
          Section 1.2 and all of the Registrable Securities included in each such registration have been sold;

                    (B) If the Company shall furnish to such Holders a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be significantly detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would be required in light of the existence, or in anticipation, of any acquisition or financing activity involving the Company or the unavailability for reasons beyond the Company's control of any required financial statements, in which case the Company shall have an additional period of not more than 90 days within which to file such Registration Statement; provided that the Company shall not use this right more than once in any 12-month period; or

                    (C)  Prior to June 30, 2002.

          The Initiating Holders may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without forfeiture of their demand right under Section 1.2 and without liability (except as set forth in Section 1.4) to any other Holder of Registrable Securities requested to be registered pursuant to this Section 1.2, by providing a written notice to the Company revoking such request.

          (b)  Underwriting.  If the Initiating Holders intend to distribute the
               ------------
Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this
Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          The Company shall, together with all holders of capital stock of the Company proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority-in-interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 1.2, if the managing underwriter shall advise the Company that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If at least 50% of the Registrable Securities requested to be registered by the Initiating Holders are not included in such registration, then the Initiating Holders may request that the Company effect an additional registration under the 1933 Act of all or part of the Initiating Holders' Registrable Securities in accordance with Section 1.2 and the Company shall pay the Registration Expenses in connection with such additional registration.

          If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.


     1.3  "Piggy Back" Registrations.
           -------------------------

          (a) If, at anytime after the earlier of six months after an initial public offering of equity securities of the Company or the release of the lock-up restrictions imposed by Section 1.11 hereof or otherwise imposed by the Company's underwriters in connection with the Company's initial public offering, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to a Rule 145 transaction or a registration on any registration form which does not permit secondary sales, the Company will:

          (i) promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder(s) proposes to register and, if known, the name of the proposed underwriter); and

          (ii) use its reasonable best efforts to include in such registration all the Registrable Securities specified in a written request or requests, made by any Holder within fifteen (15) days after the date of delivery of the written notice from the Company described in clause (i) above. If the managing underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account or the maximum amount that the managing underwriter considers saleable and such limitation on any remaining securities that may, in the opinion of the managing underwriter, be sold will be imposed pro rata among all stockholders who are entitled to include shares in such registration statement according to the number of Registrable Securities and other securities with comparable rights with respect to registration each such stockholder requested to be included in such registration statement; provided that all other shares without contractual registration rights proposed to be included in such registration are first excluded.

          (b) The Company shall select the underwriter for an offering made pursuant to this Section 1.3. The Company may, at its option, terminate or withdraw any registration statement filed pursuant to this Section 1.3 prior to the effectiveness thereof.

          (c) If any Holder disapproves of the terms of the underwriting, such holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall be withdrawn from registration.

     1.4  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to
Section 1.2 or 1.3 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so registered. Notwithstanding the foregoing, the Company shall not be liable for Registration Expenses in connection with a registration that shall not have become effective due to a revocation by the Initiating Holders requesting such registration under Section 1.2, and such Registration Expenses shall be borne by the Initiating Holders who initially requested and revoked such registration.

     1.5  Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to this Article I, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

          (a) Keep such registration effective (and not subject to a stop order or injunction) for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the 1933 Act and applicable state securities laws;

          (b) As expeditiously as possible, prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (c) Use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling stockholders may reasonably request; provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

          (d) Furnish such number of registration statements, prospectuses and other documents incident thereto, including any amendment or supplement thereto, as a Holder from time to time may reasonably request; provided that the Company will, during the preparation of the registration statement or prospectus or any amendment or supplement thereto, furnish in a timely manner under the circumstances to each Holder including shares in such registration copies of such registration statement or prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such Holder, documents to be incorporated by reference therein) which documents will be subject to the reasonable review and comments of such Holder (and its attorneys) and the Company will not file any registration statement, any prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) containing any statements with respect to such Holder to which such Holder shall reasonably object in writing;

          (e) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock; provided that such underwriting agreement contains customary underwriting provisions and is entered into by the Holders including Registrable Securities in such offering;

          (f) Obtain a comfort letter from the Company's independent public accountants consistent with applicable professional guidelines and standards in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders;

          (g) Permit any attorney, accountant or other agent retained by the Holders to inspect and copy such corporate documents as any such Holder, attorney, accountant or agent may reasonably request;

          (h) Promptly notify each Holder of the Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of an event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such Holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not include an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) Use commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to Holders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement. The Company will use reasonable best efforts to cause the earnings statement to satisfy the provisions of
Section 11(a) of the 1933 Act;

          (j) Cause appropriate officers of the Company to attend and participate in any "road shows" and analyst and investor presentations scheduled in connection with any such registration and use its reasonable best efforts to cooperate as reasonably requested by the Holders in the marketing of the Registrable Securities; and

          (k) Cooperate with the Holders of Registrable Securities to take such actions as are reasonably required in order to facilitate the disposition of Registrable Securities, including to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders may request at least two (2) business days prior to any sale of Registrable Securities.

     1.6  Indemnification.
          ---------------

          (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the 1933 Act, with respect to which registration, qualification or compliance has been effected pursuant to this Article I, and each underwriter, if any, and each person who controls such underwriter within the meaning of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof) (i) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) or any amendment or supplement thereto incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arising out of any violation by the Company of the 1933 Act or the Securities Exchange Act of 1934, as amended, or securities act of any state or any rule or regulation thereunder applicable to the Company and relating (in the case of clause (ii)) to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by any such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder, severally and not jointly, will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the 1933 Act and the rules and regulations thereunder, and each of their officers, directors and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

          (c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 1.6 (except and to the extent the Indemnifying Party has been materially prejudiced as a consequence thereof). The Indemnifying Party shall be responsible for the payment of all fees and expenses in connection with the defense of any such claim or any litigation resulting therefrom and will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party; and provided further that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and
(ii) shall reasonably assist the Indemnifying Party in any such defense; provided that the Indemnified Party shall be entitled to be reimbursed by the Indemnifying Party for its out-of-pocket expenses paid in connection with such assistance.

          (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holders holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Holders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Holders or by such underwriters. The relative fault of the Company on the one hand and of each such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.6(d) were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.6(d), no underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to Registrable Securities purchased by such underwriter in such offering exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds realized on the sale of the Registrable Securities of such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this Section 1.6(d) is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all such Holders and not joint.

          (e) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 1.2 or 1.3 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided that the Company shall not be deemed to breach the provisions of Section 1.2 or 1.3 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (e).

     1.7  Information by Holder.  Each Holder of Registrable Securities included
          ---------------------
in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article I or otherwise required by applicable state or federal securities laws.

     1.8  Limitations on Registration Rights.  From and after the date of this
          ----------------------------------
Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder (a) the right to require the

Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company unless the Holders are entitled to participate in such registration on a pro rata basis with the Person who initiated such registration.

     1.9  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the 1933 Act) to the public without registration, the Company agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act, at all times from and after ninety (90) days following the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the 1933 Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.10 Listing Application.  If shares of any class of stock of the Company
          -------------------
shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Holder at the time the initial public offering by the Company pursuant to a registration statement filed under the 1933 Act.

     1.11 "Market Stand Off" Agreement.  Each Holder hereby agrees that during
          ----------------------------
the 180 day period following the effective date of the initial public offering by the Company pursuant to a registration statement filed under the 1933 Act and during the 180 day period (or such shorter period Peter T. Loftin agrees to pursuant to a similar agreement with the Company) following the effective date of any subsequent offering of the Company pursuant to a registration statement filed under the 1933 Act, it shall not, to the extent requested by the Company and any managing underwriter, publicly sell, make any short sale of, or otherwise publicly transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration; provided that Peter T. Loftin enters into a similar agreement with the Company. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale of distribution of any such securities during the periods described in Section 1.11 above, in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted).

     1.12 Damages.  The Company recognizes and agrees that the holders of
          -------
Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Article I, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance based on there being an adequate remedy at law.

     1.13 Termination of Registration Rights.  No Holder shall be permitted to
          ----------------------------------
exercise the rights afforded under Sections 1.2 or 1.3 after the time when such Holder owns less than one percent (1%) of the Company's outstanding shares of Common Stock (calculated after giving effect to the conversion, exercise or exchange of all equity securities that are then convertible, exercisable or exchangeable into Common Stock ("Fully-Diluted Basis")).


                                  ARTICLE II

                               PREEMPTIVE RIGHTS
                               -----------------

     2.1  Right of Purchase.  The Company hereby grants to (i) each WCAS Holder,
          -----------------
so long as it shall own, of record or beneficially, any shares of Series A Preferred Stock, Series B Preferred Stock or Common Stock, and (ii) each Loftin Holder, so long as it shall own, of record or beneficially, any shares of Series B Preferred Stock, the right to purchase all or part of its pro rata share (as calculated below) of New Securities (as defined in Section 2.2 below) which the Company, from time to time, proposes to sell and issue. A WCAS Holder's pro rata share, for purposes of this preemptive right, is the fraction, the numerator of which is the number of issued or issuable shares of Common Stock which such WCAS Holder owns and the denominator of which is the total number of shares of Common Stock then outstanding (both the numerator and the denominator being calculated on a Fully-Diluted Basis). A Loftin Holder's pro rata share, for purposes of this preemptive right, is the fraction, the numerator of which is the number of shares of Common Stock which are issuable upon conversion of the Series B Preferred Stock which such Loftin Holder owns and the denominator of which is the total number of shares of Common Stock then outstanding (both the numerator and the denominator being calculated on a Fully-Diluted Basis). Each WCAS Holder shall have a right of over-allotment pursuant to this Article II such that to the extent a WCAS Holder does not exercise its preemptive right in full hereunder, such additional shares of New Securities which such WCAS Holder did not purchase may be purchased by such other WCAS Holders in proportion to the total number of shares of New Securities which each such other WCAS Holder elected to purchase compared to the total number of shares of New Securities which all such other WCAS Holders elected to purchase. Each Loftin Holder shall have a right of over-allotment pursuant to this Article II such that to the extent a Loftin Holder does not exercise its preemptive right in full hereunder, such additional shares of New Securities which such Loftin Holder did not purchase may be purchased by such other Loftin Holders in proportion to the total number of shares of New Securities which each such other Loftin Holder elected to purchase compared to the total number of shares of New Securities which all such other Loftin Holders elected to purchase.

     2.2  Definition of New Securities.  "New Securities" shall mean any capital
          ----------------------------
stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock, issued on or after the date hereof; provided that the term "New Securities" does not include (i) Conversion Shares; (ii) Warrant Stock; (iii) Common Stock issued as a stock dividend to holders of Common Stock or upon any stock split, subdivision or combination of shares of Common Stock; (iv) Series A Preferred Stock or Series B Preferred Stock issued as a dividend to holders of such Preferred Stock or upon any stock split, subdivision or combination of any such Preferred Stock;
(v) shares of Common Stock issuable upon exercise of options granted under the Company's 1997 Stock Option Plan, or any other stock option plan approved unanimously by the Board of Directors of the Company; (vi) securities issued in connection with the acquisition of any other corporation or business concern, whether by acquisition of assets or stock; (vii) securities issued in connection with strategic or collaborative relationships and approved unanimously by the Board of Directors of the Company; (viii) blank check preferred stock issued to the Company's shareholders (including a pro rata issuance to the holders of Outstanding Preferred Stock), in connection with a rights plan, in accordance with the Company's Second Amended and Restated Articles of Incorporation; and
(ix) capital stock or securities exercisable for or convertible into such capital stock issued in connection with any borrowings or equipment lease financings from financial or other institutions regularly engaged in the business of lending money or leasing equipment if such issuance is approved unanimously by the Board of Directors of the Company.

     2.3  Notice from the Company.  In the event the Company proposes to
          -----------------------
undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) business days from the date of receipt of any such notice to agree to purchase up to the Holder's pro rata share (as calculated pursuant to Section 2.1 above) of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any Holder decides not to purchase its full pro rata share of such New Securities, the Company shall give to such other WCAS Holders or Loftin Holders, as applicable, written notice of their ability to purchase such additional shares and such Holders shall have ten (10) business days from the date of receipt of such notice to agree to purchase any over-allotment amount pursuant to Section 2.1. The closing of the purchase of the New Securities shall be at the Company's principal place of business within fifteen
(15) days following the expiration of the 20 (or 30) day period, or at such other time or place as the Company and such Holders may determine; provided that if any governmental, regulatory or other similar approval or consent is required prior to the closing of the purchase of the New Securities, such closing shall occur fifteen (15) days following the later to occur of (i) the expiration of such 20 (or 30) day period or (ii) receipt by the Company of such approval or consent, unless the Company and such Holders otherwise agree.

     2.4  Sale by the Company.  In the event any Holder fails to exercise in
          -------------------
full its preemptive right (after giving effect to the over-allotment provision of Section 2.1 hereof), the Company shall have 120 days thereafter to enter into written agreements that include the price and structure terms with respect to the sale of the New Securities with respect to which the Holder's option was not exercised on terms no more favorable to the purchaser than those set forth in the notice provided pursuant to Section 2.3. To the extent the Company does not
(i) enter into written agreements that include the price and structure terms with respect to the sale of all the New Securities offered within said 120 day period or (ii) consummate the transactions covered by written agreements with respect to the sale of New Securities entered into within said 120 day period on terms no more favorable than those set forth in such written agreements (and with the same purchaser or purchasers), the Company shall not thereafter issue or sell such New Securities without first again offering such securities to the Holders in the manner provided above.

     2.5  Termination of Rights.  The rights granted to the Holders under this
          ---------------------
Article II shall expire immediately prior to, and shall not apply in connection with, the consummation of the Company's first Series A Qualified Public Offering (as defined in the Company's Second Amended and Restated Articles of Incorporation).


                                  ARTICLE III

                              INFORMATION RIGHTS
                              ------------------

     Without limiting any other covenants and provisions hereof, the Company covenants and agrees that it will observe the following covenants until a Holder's rights terminate pursuant to Section 1.13, unless the failure to comply with any such covenant is waived by the Holders pursuant to the terms hereof.

     3.1  Accounts and Reports.  The Company will, and will cause each of its
          --------------------
Subsidiaries to, maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied ("GAAP") and the Company will, and will cause each of its Subsidiaries to, keep full and complete financial records. The Company will furnish to each Holder the information set forth in this Section 3.1.

          (a) Promptly after being filed with the Commission (or, if no filing with the Commission is required, within forty-five (45) days after the end of each fiscal quarter (except the last fiscal quarter of any fiscal year)), copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of operations, shareholders' equity and cash flows for such fiscal quarter and for that portion of the fiscal year ending as of the end of such fiscal quarter, setting forth in comparative form in each case the consolidated and consolidating budgeted figures for the corresponding periods and the consolidated and consolidating actual figures for the corresponding periods in the preceding fiscal year. To the extent that the Company's Form 10-Q filed with the Commission satisfies the foregoing requirements, the Company may deliver to each Holder a copy of the Company's Form 10-Q in lieu of providing such information separately to each Holder.

          (b) Promptly after being filed with the Commission (or, if no filing with the Commission is required, within ninety (90) days after the close of each fiscal year), a copy of the annual audited consolidated and consolidating financial statements of the Company and its Subsidiaries consisting of the consolidated and consolidating balance sheets and consolidated and consolidating statements of operations, shareholders' equity and consolidated and consolidating statements of cash flows, setting forth in comparative form in each case the consolidated and consolidating figures for the previous fiscal year, which financial statements shall be prepared in accordance with GAAP. To the extent that the Company's Form 10-K filed with the Commission satisfies the foregoing requirements, the Company may deliver to each Holder a copy of the Company's filed Form 10-K in lieu of providing such information separately to each Holder.

          (c) Within twenty (20) days after the end of each monthly accounting period in each fiscal year: (i) unaudited consolidating and consolidated statements of operations, shareholders' equity and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Corporation and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year (all such statements shall be prepared in accordance with GAAP) and (ii) a summary of such monthly financial statements, in the form agreed upon by the Company and the Holders, prepared by the Company's chief financial officer.

          (d) Within one (1) day after filing thereof, copies of all registration statements, proxy statements and all regular, special or periodic reports or other documents which the Company files, or (to the Company's knowledge) any of its officers or directors file with respect to the Company, with the Commission, the National Association of Securities Dealers, Inc. or with any securities exchange.

          (e) At least twenty-four (24) hours or as soon as is reasonably practicable prior to transmission or release thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders, and copies of all material press releases and other material public statements made by the Company (or by any third party, of which the Company has knowledge).

          (f) At least twenty-four (24) hours, or as soon as reasonably practicable, prior thereto, notice of any telephonic or other meetings with equity or high yield analysts or rating agencies that are open to public participation.

          (g) A copy of the operating and capital expenditure plan and budget, ("Business Plan") for each fiscal year, when such Business Plan has been approved by the Board of Directors. Such Business Plan shall be submitted to the Board of Directors for approval, and discussed at a meeting of the Board held, no later than March 31 of the fiscal year covered by the Business Plan.

     3.2  Inspection.  At any reasonable time during normal business hours and
          ----------
from time to time, but not more frequently than once per calendar quarter for all Holders and transferees of Holders as a group, upon five (5) days written notice, the Company (and each of its Subsidiaries) will permit any one or more of the Holders, or any transferee of any such Holders, who then own, of record or beneficially, or have the right to acquire, not less than 25% of the Conversion Shares, Series A Preferred Stock, Series B Preferred Stock or Warrant Stock, or any of the agents or representatives of the foregoing Persons, to examine and make copies of and extracts from the records and books of account of and visit the properties of the Company (and any of its Subsidiaries) and to discuss the Company's affairs, finances and accounts with any of its officers or directors; provided that any Person or Persons exercising rights under this
Section 3.2 shall (a) use all reasonable efforts to ensure that any such examination or visit results in a minimum of disruption to the operations of the Company and shall not occur more than once per calendar quarter for all Holders and their transferees as a group and (b) shall agree in writing to keep any information of the Company disclosed to him in the course of such inspection confidential pursuant to Section 4.7 hereof. The rights granted under this
Section 3.2 shall be in addition to any rights which any Holder may have under
Section 1.5(g) or under applicable law in its capacity as a stockholder of the Company. Any Holder requesting inspection rights shall deliver written notice of such request to the other Holders simultaneously with the delivery of such notice to the Company.

     3.3  Meetings of the Board of Directors.  The Directors shall schedule
          ----------------------------------
regular meetings not less frequently than once every calendar quarter. The Company shall reimburse the Holders for all reasonable direct out-of-pocket expenses incurred by any director designees of the Holders in attending Board meetings and monthly strategy planning meetings.

     3.4  Restrictions on Information Rights.  The Company shall not be
          ----------------------------------
obligated pursuant to this Article III to provide trade secrets or confidential information to any person whom the Company reasonably believes is a competitor of the Company. Notwithstanding anything to the contrary contained herein, the rights granted pursuant to this Article III may not be assigned or otherwise conveyed by any Investor or by any subsequent transferee of any such rights except in connection with a transfer of securities of the Company in which the transferee acquires at least 25,000 shares of Common Stock (calculated on a Fully-Diluted Basis) subject to adjustment for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like, or such lesser number of shares representing all of the shares owned by the transferor.

     3.5  Confidentiality.  The Company hereby agrees that the identity of the
          ---------------
WCAS Investor as a stockholder of the Company, and the terms and conditions of the WCAS Investor's investment in the Company, are confidential and shall not be disclosed by the Company or any of its affiliates to any person (other than the Company's advisors, employees, investors, analysts and stockholders in the ordinary course), and that no use of, or reference to, the name of the WCAS Investor or any subsidiaries or affiliates of the WCAS Investor shall be made by the Company or its affiliates, in each case without the prior written consent of the WCAS Investor, except as may be required by applicable law, rule or regulation.

                                  ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

     4.1  Recapitalization, etc.  In the event that any capital stock or other
          ----------------------
securities are issued in respect of, in exchange for, or in substitution of, any Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Shares or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

     4.2  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided that the Company may not transfer or assign its obligations hereunder.

     4.3  Entire Agreement.  This Agreement, along with the Company's Second
          ----------------
Amended and Restated Articles of Incorporation, the Series A Purchase Agreement, the Series B Purchase Agreement, the Warrants, the Shareholders Agreement, the redemption agreement dated as of December 28, 1999 between the Company and the WCAS Investor and the Redemption Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersedes all prior agreements and understanding between them or any of them as to such subject matter. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

     4.4  Severability.  Any invalidity, illegality or limitation of the
          ------------
enforceability with respect to any party of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of the remainder of this Agreement with respect to such party or the validity, legality or enforceability of this Agreement with respect to any other party. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.5  Shares Owned by Affiliates.  For the purposes of applying all
          --------------------------
provisions of this Agreement which condition the receipt of information or access to information or exercise of any rights upon ownership of a specified number or percentage of shares, the shares owned of record by any affiliate of a Holder shall be deemed to be owned by such Holder. For the purpose of this Agreement, the term "affiliate" shall mean any Person controlling, controlled by or under common control with, a Holder and any general or limited partner of a Holder; provided that the Company shall not be deemed an affiliate of any Holder.

     4.6  Amendments and Waivers.  Amendments or additions to this Agreement may
          ----------------------
only be made and compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived only (in a particular instance and either retroactively or prospectively) upon the written consent of the Company and the holders of a majority of the then issued and issuable Conversion Shares and Warrant Stock (voting together as a single class). Prompt notice of any such amendment or waiver shall be given to any Person who did not consent thereto. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     4.7  Confidentiality.  Each Holder will keep confidential information
          ---------------
provided to such Holder pursuant to Section 3.1, except that the Holders may disclose such terms and information to their advisors, employees, investors or potential investors, stockholders, successors and assigns in the ordinary course. Notwithstanding the foregoing, information will not be treated as confidential if it: (A) is or becomes generally available to the public other than as a result of a disclosure by the recipient party or its agents, representatives, affiliates, employees, officers or directors; (B) was available to third parties on a nonconfidential basis prior to its disclosure by the recipient party or its agents, representatives, affiliates, employees, officers or directors; or (C) becomes available to the recipient party on a nonconfidential basis from a Person (other than the recipient party, its agents, affiliates, employees, officers or directors) who is not known to the Holders to be otherwise bound by a confidentiality agreement with respect to the information.

     Nothing herein shall deprive a recipient party from using or disclosing information that is otherwise confidential to the extent required: (i) to comply with applicable requirements of any governmental entity; (ii) to prepare, file and disseminate tax returns in accordance with applicable law and financial statements in accordance with generally accepted accounting practices consistently applied; (iii) to exercise or enforce any of such recipient party's rights hereunder or under any other agreement among one or more of the parties hereto or to conduct any defense of any action brought against such recipient party; and (iv) to respond to any court order or legal or administrative process.

     4.8  Notices.  All notices, requests, consents, reports and demands shall
          -------
be in writing and shall be hand delivered, sent by facsimile or other electronic medium, or sent by express delivery or mailed, postage prepaid, to the Company or to the Holders at the address set forth below or to such other address as may be furnished in writing to the other parties hereto:

The Company:        BTI Telecom Corp.
                    4300 Six Forks Road
                    Raleigh, NC 27609
                    Attention: Brian Branson

with a copy to:     Wyrick Robbins Yates & Ponton LLP
                    4101 Lake Boone Trail, Suite 300
                    Post Office Drawer 17803
                    Raleigh, NC 27619
                    Attention: Larry E. Robbins

The WCAS Investor:  Welsh, Carson, Anderson & Stowe
                    320 Park Avenue, Suite 2500
                    New York, NY  10022
                    Attention:  Sanjay Swani, John Almeida

with a copy to:     Davis Polk & Wardwell
                    450 Lexington Avenue
                    New York, NY  10017
                    Attention:  Carole Schiffman

Loftin:             Peter Loftin
                    c/o BTI Telecom Corp.
                    4300 Six Forks Road
                    Raleigh, NC 27609

     4.9  Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any exhibit hereto may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

     4.10 Effect of Headings.  The article and section headings herein are for
          ------------------
convenience only and shall not affect the construction hereof.

     4.11 Governing Law.  This Agreement shall be deemed a contract made under
          -------------
the laws of the State of North Carolina and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such State, without regard to the conflict of laws provisions thereof.

     4.12 Specific Enforcement.  The Company expressly agrees that the Holders
          --------------------
may be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms or covenants of this Agreement by the Company, the Holders shall, in addition to all other remedies, each be entitled to apply for a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

COMPANY:                              BTI TELECOM CORP.


                                      By: /s/ Peter T. Loftin
                                         ---------------------------------------
                                      Name:  Peter T. Loftin
                                      Title: Chief Executive Officer



INVESTOR:                             WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

                                      BY:  WCAS VIII Associates, LLC,
                                            General Partner


                                      By: /s/ Jonathan M. Rather
                                         ---------------------------------------
                                      Name:  Jonathan M. Rather
                                      Title: Member


                                      WCAS INFORMATION PARTNERS, L.P.

                                      By:  WCAS Info Partners,
                                            General Partner


                                      By: /s/ Jonathan M. Rather
                                         ---------------------------------------
                                      Name:  Jonathan M. Rather
                                      Title: Attorney-in-fact


                                      BTI INVESTORS LLC


                                      By: /s/ Jonathan M. Rather
                                         ---------------------------------------
                                      Name:  Jonathan M. Rather
                                      Title: Authorized Person

                                      /s/ Peter T. Loftin
                                      ------------------------------------------
                                      Peter T. Loftin

                                       24